SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003



                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                   1-11459                    23-2758192
       ------------                   -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
  of Incorporation)                  File Number)            Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------

ITEM 9.   REGULATION FD DISCLOSURE

          The information in this report is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," and is included under Item 9 in accordance with Securities and Exchange Commission Release
No. 33-8216.

          On April 29, 2003, PPL Corporation issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)      Exhibits

                   99.1 - Press Release, dated April 29, 2003, announcing PPL
                          Corporation's results for the quarter ended March 31, 2003.

                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PPL CORPORATION


                                          By:  /s/ James E. Abel
                                               ---------------------------------
                                               James E. Abel
                                               Vice President - Finance
                                                  and Treasurer


Dated:  April 29, 2003